FORM 8-K


                     SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): October 25, 2001


                    Structured Asset Mortgage Investments, Inc.
                 Mortgage Pass-Through certificates, Series 2000-1
              (Exact name of registrant as specified in its charter)



    Delaware               33-44658                      13-3633241
(State or other     Commission File Number)   (IRS Employer Identification No.)
 Jurisdiction of
 incorporation)



                 245 Park Avenue, New York, New York             10167
                (Address of principal executive offices)     (Zip Code)



Registrant's telephone number, including area code:  (212) 272-2000



                          Not Applicable
Former name or former address,  if changed since last report.





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Item 5.       Other Events.


     1. A distribution was made to the Certificateholders of the Structured Asset Mortgage Investments, Inc. Mortgage Pass-Through Certificates, Series 1999-1, on October 25, 2001. The distribution was made pursuant to the provisions of a Pooling and Servicing Agreement dated January 26, 2000, between and among Structured Asset Mortgage Investments, Inc., as Seller, Norwest Bank Minnesota, National Association, as Master Services, and Bankers Trust Company, as Trustee.



Item 7.       Financial Statements and Exhibits.


      c)       Exhibits.


              (28.21) October 25, 2001 - Information on Distribution to Certificateholders.







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SIGNATURE





Pursuant to the requirements of the Securities Exchange Act of 1934,the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.





                                 Structured Asset Mortgage Investments Inc.
                                                     (Registrant)






Date:   November 15, 2001                       By: /S/Samuel Molinaro
                                                     Samuel Molinaro
                                                     Treasurer and Secretary




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                                  Structured Asset Mortgage Investments, Inc.


                                                     FORM 8-K


                                                  CURRENT REPORT


Exhibit Index





Exhibit No.              Description


     (28.21)           October 25, 2001 - Information on
                       Distribution to Certificateholders






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



              October 25, 2001 - INFORMATION ON DISTRIBUTION EXHIBIT 28.21
                                 TO CERTIFICATEHOLDERS



Structured Asset Mortgage Investments, Inc
Mortgage Pass-Through Certificates, Series 2000-1



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                Principal Amt.
                 Outstanding                                                                          Ending
 Certificate       Prior to       Interest       Interest        Principal           Total          Certificate
    Class        Distribution       Rate        Distribution   Distribution      Distribution         Balance
     IA1     $  103,155,547       6.55847%    $ 563,785.61    2,662,657.46    $ 3,186,443.07  $ 100,532,889.91
    IAIO                  0       0.92000%       79,085.92            0.00         79,085.92              0.00
     IB1          4,935,856       7.47847%       30,760.55        9,235.23         39,995.78      4,926,621.18
     IB2          1,021,235       7.47847%        6,364.40        1,910.78          8,275.18      1,019,324.29
     IB3            765,902       7.47847%        4,773.15        1,433.04          6,206.19        764,469.03
     IB4            340,444       7.47847%        2,121.67          636.99	    2,758.66        339,807.02
     IB5            255,236       7.47847%        1,590.65          477.56          2,068.21        254,758.51
     IB6            753,011       7.47847%        4,692.81        1,408.92          6,101.73        751,602.52
    IIA1         73,662,039       7.19673%      441,771.22    2,203,952.48      2,645,723.70     71,458,087.11
    IIB1          2,862,173       7.19673%       17,165.23           49.37         17,214.60      2,862,123.90
    IIB2          1,766,043       7.19673%       10,591.44           30.47         10,621.91      1,766,012.61
    IIB3            913,408       7.19673%        5,477.96           15.76          5,493.72        913,392.76
    IIB4            548,065       7.19673%        3,286.90            9.45          3,296.35        548,055.65
    IIB5            182,721       7.19673%        1,095.83            3.15          1,098.98        182,718.53
    IIB6            426,329       7.19673%        2,556.81            7.35          2,564.16        426,322.28
   IIIA1         99,740,128       7.17951%      596,737.26    2,667,319.16      3,264,056.42     97,072,809.17
   IIIB1          4,038,846       7.17951%       24,164.10          982.09         25,146.19      4,037,864.39
   IIIB2          2,019,473       7.17951%       12,082.35          491.06         12,573.41      2,018,981.97
   IIIB3            897,510       7.17951%        5,369.73          218.24          5,587.97        897,292.14
   IIIB4            523,489       7.17951%        3,132.00          127.29          3,259.29        523,362.34
   IIIB5            224,452       7.17951%        1,342.88           54.58          1,397.46        224,397.70
   IIIB6            523,581       7.17951%        3,132.54          127.31          3,259.85        523,453.75
      RI                  0       7.47847%            0.00            0.00              0.00              0.00
     RII                  0       7.47847%            0.00            0.00              0.00              0.00

              $ 299,555,494                $  1,821,081.01  $ 7,511,147.74  $   9,332,228.75  $ 292,044,346.76


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